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Exhibit 99

Certification Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Carlisle Companies Incorporated, a Delaware corporation (the "Company"), does hereby certify that:

        The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2003	/s/ RICHMOND D. MCKINNISH Richmond D. McKinnish Chief Executive Officer
Date: March 7, 2003	/s/ KIRK F. VINCENT Kirk F. Vincent Chief Financial Officer

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002